UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2021
MYR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12150 East 112th Avenue
Henderson,	CO	80640
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (303) 286-8000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market, LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2021 Annual Meeting of Stockholders on April 22, 2021, at which its stockholders considered three proposals, each of which is described in more detail in MYR’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 4, 2021. The matters voted upon at the 2021 Annual Meeting of Stockholders and the results of the votes were as follows:
Proposal 1. Election of Directors. The stockholders elected three Class II directors, Mr. Lucky, Mr. Moore and Ms. O'Connor, each to serve a three-year term expiring at the 2024 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Donald C.I. Lucky	13,235,343	1,324,443	2,894	718,834
Maurice E. Moore	14,286,091	273,495	3,094	718,834
Shirin O'Connor	14,390,247	169,390	3,043	718,834
Each of the following Class I and Class III directors will continue to hold office until his or her respective term expires: Kenneth M. Hartwick, Jennifer E. Lowry, Richard S. Swartz, Bradley T. Favreau, William A. Kortner and William D. Patterson.
Proposal 2. Advisory Resolution to Approve the Compensation of Our Named Executive Officers. The stockholders approved the resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,165,271	254,240	143,169	718,834
Proposal 3. Ratification of the Appointment of Crowe LLP as Our Independent Registered Public Accounting Firm. The stockholders ratified the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
15,266,084	4,366	11,064

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: April 23, 2021	By:	/s/ WILLIAM F. FRY
		Name:	William F. Fry
		Title:	Vice President, Chief Legal Officer and Secretary